Exhibit 99.1

Contact:	Dennis Story	Will Haraway
	Chief Financial Officer	Senior Manager, Media Relations
	Manhattan Associates, Inc.	Manhattan Associates, Inc.
	678-597-7115	678-597-7466
	dstory@manh.com	wharaway@manh.com
Manhattan Associates Reports First Quarter
2011 Revenue and Earnings

Raises Outlook for Full-year Earnings Per Share
ATLANTA — April 19, 2011 — Leading supply chain optimization provider Manhattan Associates, Inc. (NASDAQ: MANH) today reported first quarter 2011 non-GAAP adjusted diluted earnings per share of $0.41 compared to $0.40 in the first quarter of 2010, on license revenue of $7.8 million and total revenue of $71.7 million. First quarter 2011 GAAP earnings per share were $0.32, equal to the prior year first quarter earnings per share.
Manhattan Associates President and CEO Pete Sinisgalli commented, “Overall we posted a solid quarter to start 2011. While license revenue was soft, services revenue was solid, our competitive win rate remains strong and our sales pipelines are attractive. As the global economy improves I expect our license revenue will grow significantly.  Based on our first quarter results and our view of the balance of 2011, we are raising our outlook for our full-year 2011 earnings per share by 10 cents per share on both a GAAP and non-GAAP basis over the outlook we shared in our 2010 year-end press release and conference call.” Sinisgalli concluded.
FIRST QUARTER 2011 FINANCIAL SUMMARY:
•	Adjusted diluted earnings per share, a non-GAAP measure, was $0.41 in the first quarter of 2011, compared to $0.40 in the first quarter of 2010.
•	GAAP diluted earnings per share remained unchanged at $0.32 per share for the first quarter of 2011 compared to the first quarter of 2010.

•	Consolidated revenue for the first quarter of 2011 was $71.7 million, compared to $73.9 million in the first quarter of 2010. License revenue was $7.8 million in the first quarter of 2011, compared to $14.2 million in the first quarter of 2010.
•	Adjusted operating income, a non-GAAP measure, was $10.4 million in the first quarter of 2011, compared to $14.3 million in the first quarter of 2010.
•	GAAP operating income for the first quarter of 2011 was $7.6 million, compared to $11.5 million in the first quarter of 2010.
•	Adjusted and GAAP income tax expense for the first quarter of 2011 includes a $2.0 million tax benefit resulting from the release of a valuation allowance associated with a change in India tax law. The benefit is attributable to the elimination of the tax holiday for Indian companies under the STPI “Software Technology Park of India” tax plan, based on the recent budget proposed by the India Finance Ministry, which will allow the Company to utilize tax assets previously reserved.
•	Cash flow from operations was $8.1 million in the first quarter of 2011, compared to $13.9 million in the first quarter of 2010. Days Sales Outstanding were 57 days at March 31, 2011, compared to 61 days at December 31, 2010.
•	Cash and investments on-hand at March 31, 2011 was $118.6 million, compared to $126.9 million at December 31, 2010.
•	The Company repurchased approximately 826,000 common shares under the share repurchase program authorized by the Board of Directors, totaling $25.6 million at an average share price of $31.01 in the first quarter of 2011. In April 2011, the Board of Directors approved raising the Company’s remaining share repurchase authority from $24.4 million to $50.0 million of Manhattan Associates outstanding common stock.
SALES ACHIEVEMENTS:
•	Closing one contract of $1.0 million or more in recognized license revenue during the quarter.
•	Completing software license wins with new customers such as: ATB-Market LTD; Baihong; Masscash (Pty) Limited; Chanel, Inc.; China DRTV; Federal-Mogul Corporation; Monoprice, Inc.; and Office Depot Mexico.
•	Expanding partnerships with existing customers such as: A.N. Deringer, Inc.; Anna’s Linens; Christian Dior Perfumes LLC on behalf of LVMH Affiliates; Denso Europe B.V.; Fitness Quest; Gulf State Toyota; Harlequin Sales Corporation; Marketing Services by Vectra; Northern Tool and Equipment Co., Inc.; Panalpina Management AG; Pacific Sunwear of California, Inc.; Performance Team Freight Systems, Inc.; Radiant Group (Pty) Ltd.; Retail Brand Alliance, Inc.; Sara Lee Corporation; Southern Wine & Spirits of America, Inc.; Super Retail Group; The Beistle Company; The Harvard Drug Group LLC and Wineworks Marlborough Ltd.

2011 GUIDANCE
Manhattan Associates provided the following revenue and diluted earnings per share guidance for the full year 2011. As detailed in Note 8 in the supplemental attachments to this release, this guidance excludes restricted stock expense previously included in adjusted results. Additionally, a full reconciliation of GAAP to non-GAAP diluted earnings per share is included in the supplemental attachments to this release.

	Guidance Range — 2011 Full year
	$ Range		% Growth range

Total revenue (in millions)	$325	$330	10%	11%

Diluted earnings per share:
Adjusted earnings per share — Non-GAAP	1.87	1.92	18%	22%
GAAP earnings per share	1.55	1.60	24%	28%
Manhattan Associates currently intends to publish, in each quarterly earnings release, certain expectations with respect to future financial performance. These statements are forward-looking. Actual results may differ materially, especially in the current uncertain economic environment. These statements do not reflect the potential impact of mergers, acquisitions or other business combinations that may be completed after the date of this release.
Manhattan Associates will make its earnings release and published expectations available on its Web site (www.manh.com). Beginning June 16, 2011, Manhattan Associates will observe a “Quiet Period” during which Manhattan Associates and its representatives will not comment concerning previously published financial expectations. Prior to the start of the Quiet Period, the public can continue to rely on the expectations published in this 2011 Guidance section as still being Manhattan Associates’ current expectation on matters covered, unless Manhattan Associates publishes a notice stating otherwise. During the Quiet Period, previously published expectations should be considered historical only, speaking only as of or prior to the Quiet Period, and Manhattan Associates disclaims any obligation to update any previously published financial expectations during the Quiet Period. The Quiet Period will extend until the date when Manhattan Associates’ next quarterly earnings release is published, currently scheduled for the third week of July 2011.

CONFERENCE CALL
The Company’s conference call regarding its first quarter 2011 financial results will be held at 4:30 p.m. Eastern Time on Tuesday, April 19, 2011. Investors are invited to listen to a live webcast of the conference call through the investor relations section of Manhattan Associates’ website at www.manh.com. To listen to the live webcast, please go to the website at least 15 minutes before the call to download and install any necessary audio software. For those who cannot listen to the live broadcast, a replay can be accessed shortly after the call by dialing +1.800.642.1687 in the U.S. and Canada, or +1.706.645.9291 outside the U.S., and entering the conference identification number 53582954 or via the web at www.manh.com. The phone replay will be available for two weeks after the call, and the Internet broadcast will be available until Manhattan Associates’ second quarter 2011 earnings release.
GAAP VERSUS NON-GAAP PRESENTATION
The Company provides adjusted operating income, adjusted net income and adjusted earnings per share in this press release as additional information regarding the Company’s operating results. These measures are not in accordance with — or an alternative for — GAAP, and may be different from non-GAAP operating income, non-GAAP net income and non-GAAP earnings per share measures used by other companies. The Company believes that the presentation of these non-GAAP financial measures facilitates investors’ understanding of its historical operating trends, because it provides important supplemental measurement information in evaluating the operating results of its business, as distinct from results that include items that are not indicative of ongoing operating results. The Company consequently believes that the presentation of these non-GAAP financial measures provides investors with useful insight into its profitability. This release should be read in conjunction with its Form 8-K earnings release filing for the quarter ended March 31, 2011.
The non-GAAP adjusted operating income, adjusted net income and adjusted earnings per share exclude the impact of acquisition-related costs and the amortization thereof; the recapture of previously recognized sales tax expense; and equity-based compensation — all net of income tax effects and unusual tax adjustments. A reconciliation of the Company’s GAAP financial measures to non-GAAP adjustments is included in the supplemental information attached to this release.

The Company also has presented certain information excluding the effect between periods of changes in exchange rates between the U.S. dollar and the functional currencies of its foreign subsidiaries. Certain information regarding the effect of currency exchange rate fluctuation on results is included in Note 5 to the supplemental information attached to this release.
ABOUT MANHATTAN ASSOCIATES, INC.
Manhattan Associates continues to deliver on its 21-year heritage of providing global supply chain excellence to more than 1,200 customers worldwide that consider supply chain optimization core to their strategic market leadership. The company’s supply chain innovations include: Manhattan SCOPE® a portfolio of software solutions and technology that leverages a Supply Chain Process Platform to help organisations optimize their supply chains from planning through execution; Manhattan SCALE™, a portfolio of distribution management and transportation management solutions built on Microsoft .Net technology; and Manhattan Carrier™, a suite of supply chain solutions specifically addressing the needs of the motor carrier industry. For more information, please visit www.manh.com.
This press release contains “forward-looking statements” relating to Manhattan Associates, Inc. Forward-looking statements in this press release include any predictions concerning confidence or improvements in the global economy, predictions of future growth in Manhattan Associates’ software license revenue and the information set forth under “2011 Guidance.” Investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve risks and uncertainties, and that actual results may differ materially from those contemplated by such forward-looking statements. Among the important factors that could cause actual results to differ materially from those indicated by such forward-looking statements are: uncertainty about the global economy; delays in product development; competitive pressures; software errors; and additional risk factors set forth in Item 1A of the Company’s Annual Report on Form 10-K for the year ended December 31, 2010. Manhattan Associates undertakes no obligation to update or revise forward-looking statements to reflect changed assumptions, the occurrence of unanticipated events or changes in future operating results.
###

MANHATTAN ASSOCIATES, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except per share amounts)

	Three Months Ended March 31,
	2011	2010
	(unaudited)
Revenue:
Software license	$7,762	$14,207
Services	56,078	53,461
Hardware and other	7,870	6,281

Total revenue	71,710	73,949
Costs and expenses:
Cost of license	1,239	1,549
Cost of services	24,958	24,064
Cost of hardware and other	6,300	5,069
Research and development	10,383	10,440
Sales and marketing	10,600	10,468
General and administrative	8,676	8,461
Depreciation and amortization	2,001	2,415

Total costs and expenses	64,157	62,466

Operating income	7,553	11,483
Other income (loss), net	18	(498)

Income before income taxes	7,571	10,985
Income tax provision	405	3,790

Net income	$7,166	$7,195

Basic earnings per share	$0.34	$0.33
Diluted earnings per share	$0.32	$0.32

Weighted average number of shares:
Basic	21,027	21,958
Diluted	22,079	22,535

MANHATTAN ASSOCIATES, INC. AND SUBSIDIARIES
RECONCILIATION OF SELECTED GAAP TO NON-GAAP MEASURES
(in thousands, except per share amounts)

	Three Months Ended March 31,
	2011	2010

Operating income	$7,553	$11,483
Equity-based compensation (a)	2,409	2,585
Purchase amortization (b)	439	638
Sales tax recoveries (c)	—	(420)

Adjusted operating income (Non-GAAP)	$10,401	$14,286

Income tax provision	$405	$3,790
Equity-based compensation (a)	807	892
Purchase amortization (b)	147	220
Sales tax recoveries (c)	—	(145)
Unusual tax adjustments (d)	106	—

Adjusted income tax provision (Non-GAAP)	$1,465	$4,757

Net income	$7,166	$7,195
Equity-based compensation (a)	1,602	1,693
Purchase amortization (b)	292	418
Sales tax recoveries (c)	—	(275)
Unusual tax adjustments (d)	(106)	—

Adjusted net income (Non-GAAP)	$8,954	$9,031

Diluted EPS	$0.32	$0.32
Equity-based compensation (a)	0.07	0.08
Purchase amortization (b)	0.01	0.02
Sales tax recoveries (c)	—	(0.01)
Unusual tax adjustments (d)	—	—

Adjusted diluted EPS (Non-GAAP)	$0.41	$0.40

Fully diluted shares	22,079	22,535

(a)	Beginning in 2011, to be consistent with other companies in the software industry, we began to report adjusted results excluding all equity-based compensation. The equity-based compensation is included in the following GAAP operating expense lines for the three months ended March 31, 2011 and 2010:

	Three Months Ended March 31,
	2011	2010
Cost of services	$347	$337
Research and development	372	372
Sales and marketing	586	698
General and administrative	1,104	1,178

Total equity-based compensation	$2,409	$2,585

(b)	Adjustments represent purchased intangibles amortization from prior acquisitions. Such amortization is commonly excluded from GAAP net income by companies in our industry and we therefore exclude these amortization costs to provide more relevant and meaningful comparisons of our operating results to that of our competitors.

(c)	Adjustment represents recoveries of previously recorded state sales tax resulting primarily from the expiration of the sales tax audit statutes in certain states. Because we have recognized the full potential amount of the sales tax expense in prior periods, any recovery of that expense resulting from the expiration of the statutes or the collection of tax from our customers would overstate the current period net income derived from our core operations as the recovery is not a result of any event occurring within our control during the current period. Thus, we have excluded these recoveries from adjusted non-GAAP results.

(d)	For the quarter ended March 31, 2011, the adjustment represents a tax benefit from disqualifying dispositions of incentive stock options that were previously expensed. As discussed above, we excluded equity-based compensation from adjusted non-GAAP results to be consistent with other companies in the software industry. Therefore, we also excluded the related tax benefit generated upon their disposition.

MANHATTAN ASSOCIATES, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS
(in thousands, except share and per share data)

	March 31, 2011	December 31, 2010
	(unaudited)
ASSETS
Current Assets:
Cash and cash equivalents	$111,643	$120,744
Short term investments	6,072	4,414
Accounts receivable, net of allowance of $4,729 and $5,711 in 2011 and 2010, respectively	45,213	47,419
Deferred income taxes	7,476	7,214
Income taxes receivable	2,562	2,446
Prepaid expenses and other current assets	7,949	6,743

Total current assets	180,915	188,980

Property and equipment, net	14,640	14,833
Long-term investments	909	1,711
Goodwill, net	62,277	62,265
Acquisition-related intangible assets, net	747	1,186
Deferred income taxes	9,643	8,816
Other assets	2,713	2,673

Total assets	$271,844	$280,464

LIABILITIES AND SHAREHOLDERS’ EQUITY

Current liabilities:
Accounts payable	$6,815	$7,745
Accrued compensation and benefits	11,491	19,807
Accrued and other liabilities	12,680	13,856
Deferred revenue	52,139	44,974

Total current liabilities	83,125	86,382

Other non-current liabilities	10,089	10,282

Shareholders’ equity:
Preferred stock, no par value; 20,000,000 shares authorized, no shares issued or outstanding in 2011 or 2010	—	—
Common stock, $.01 par value; 100,000,000 shares authorized; 21,619,572 and 21,729,789 shares issued and outstanding at March 31, 2011 and December 31, 2010, respectively	216	217
Additional paid-in capital	—	487
Retained earnings	179,355	184,152
Accumulated other comprehensive loss	(941)	(1,056)

Total shareholders’ equity	178,630	183,800

Total liabilities and shareholders’ equity	$271,844	$280,464

MANHATTAN ASSOCIATES, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands)

	Three Months Ended March 31,
	2011	2010
	(unaudited)
Operating activities:
Net income	$7,166	$7,195
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	2,001	2,415
Stock compensation	2,409	2,585
(Gain) loss on disposal of equipment	(1)	1
Tax benefit of stock awards exercised/vested	1,199	176
Excess tax benefits from stock-based compensation	(689)	(129)
Deferred income taxes	(1,070)	164
Unrealized foreign currency loss	52	229
Changes in operating assets and liabilities:
Accounts receivable, net	2,439	(4,867)
Other assets	(1,210)	(2,375)
Accounts payable, accrued and other liabilities	(10,894)	3,738
Income taxes	(102)	1,155
Deferred revenue	6,804	3,572

Net cash provided by operating activities	8,104	13,859

Investing activities:
Purchase of property and equipment	(1,338)	(1,177)
Net (purchases) maturities of investments	(842)	99

Net cash used in investing activities	(2,180)	(1,078)

Financing activities:
Purchase of common stock	(27,581)	(15,938)
Proceeds from issuance of common stock from options exercised	11,522	3,081
Excess tax benefits from stock-based compensation	689	129

Net cash used in financing activities	(15,370)	(12,728)

Foreign currency impact on cash	345	141

Net change in cash and cash equivalents	(9,101)	194
Cash and cash equivalents at beginning of period	120,744	120,217

Cash and cash equivalents at end of period	$111,643	$120,411

MANHATTAN ASSOCIATES, INC.
SUPPLEMENTAL INFORMATION
1.	GAAP and Adjusted earnings (loss) per share by quarter are as follows:

	2010					2011
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year	1st Qtr
GAAP Diluted EPS	$0.32	$0.36	$0.28	$0.29	$1.25	$0.32
Adjustments to GAAP:
Equity-based compensation	0.08	0.07	0.08	0.08	0.30	0.07
Purchase amortization	0.02	0.02	0.02	0.01	0.07	0.01
Sales tax recoveries	(0.01)	(0.02)	—	—	(0.04)	—
Unusual tax adjustments	—	(0.01)	—	—	(0.01)	—

Adjusted Diluted EPS	$0.40	$0.42	$0.38	$0.38	$1.58	$0.41

2.	Revenues and operating income (loss) by reportable segment are as follows (in thousands):

	2010					2011
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year	1st Qtr
Revenue:
Americas	$61,889	$64,875	$62,555	$59,631	$248,950	$60,185
EMEA	7,989	8,587	8,266	7,324	32,166	8,336
APAC	4,071	4,179	3,193	4,558	16,001	3,189

	$73,949	$77,641	$74,014	$71,513	$297,117	$71,710

GAAP Operating Income (Loss):
Americas	$10,333	$9,836	$8,121	$7,578	$35,868	$7,087
EMEA	418	1,530	1,214	523	3,685	909
APAC	732	651	277	714	2,374	(443)

	$11,483	$12,017	$9,612	$8,815	$41,927	$7,553

Adjustments (pre-tax):
Americas:
Equity-based compensation	$2,585	$2,502	$2,620	$2,713	$10,420	$2,409
Purchase amortization	638	639	571	439	2,287	439
Sales tax recoveries	(420)	(792)	—	—	(1,212)	—

	$2,803	$2,349	$3,191	$3,152	$11,495	$2,848

Adjusted non-GAAP Operating Income (Loss):
Americas	$13,136	$12,185	$11,312	$10,730	$47,363	$9,935
EMEA	418	1,530	1,214	523	3,685	909
APAC	732	651	277	714	2,374	(443)

	$14,286	$14,366	$12,803	$11,967	$53,422	$10,401

3.	Our services revenue consists of fees generated from professional services and customer support and software enhancements related to our software products as follows (in thousands):

	2010					2011
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year	1st Qtr
Professional services	$33,960	$34,349	$33,349	$30,213	$131,871	$35,184
Customer support and software enhancements	19,501	20,431	20,137	21,810	81,879	20,894

Total services revenue	$53,461	$54,780	$53,486	$52,023	$213,750	$56,078

4.	Hardware and other revenue includes the following items (in thousands):

	2010					2011
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year	1st Qtr

Hardware revenue	$4,518	$5,053	$5,763	$4,612	$19,946	$5,504
Billed travel	1,763	2,323	2,673	2,212	8,971	2,366

Total hardware and other revenue	$6,281	$7,376	$8,436	$6,824	$28,917	$7,870

MANHATTAN ASSOCIATES, INC.
SUPPLEMENTAL INFORMATION
5.	Impact of Currency Fluctuation
The following table reflects the increases (decreases) in the results of operations for each period attributable to the change in foreign currency exchange rates from the prior period as well as foreign currency gains (losses) included in other income, net for each period (in thousands):

	2010					2011
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year	1st Qtr

Revenue	$1,053	$(72)	$(548)	$(217)	$216	$282
Costs and expenses	1,346	235	(262)	(26)	1,293	386

Operating income	(293)	(307)	(286)	(191)	(1,077)	(104)
Foreign currency gains (losses) in other income	(415)	187	(436)	—	(664)	(207)

	$(708)	$(120)	$(722)	$(191)	$(1,741)	$(311)

Manhattan Associates has a large research and development center in Bangalore, India. The following table reflects the increases (decreases) in the financial results for each period attributable to changes in the Indian Rupee exchange rate (in thousands):

	2010					2011
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year	1st Qtr

Operating income	$(395)	$(340)	$(180)	$(181)	$(1,096)	$(53)
Foreign currency gains (losses) in other income	(289)	246	(302)	64	(281)	(112)

Total impact of changes in the Indian Rupee	$(684)	$(94)	$(482)	$(117)	$(1,377)	$(165)

6.	Other (expense) income includes the following components (in thousands):

	2010					2011
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year	1st Qtr

Interest income	$80	$109	$252	$195	$636	$225
Foreign currency (losses) gains	(415)	187	(436)	—	(664)	(207)
Other non-operating (expense) income	(163)	8	(4)	44	(115)	—

Total other (expense) income	$(498)	$304	$(188)	$239	$(143)	$18

7.	Effective Tax Rate Reconciliation for GAAP and Adjusted Results (in thousands except tax rate and per share data):

	Three Months Ended March 31, 2011
	Income before	Income tax			Effective Tax
	income taxes	provision	Net income	Diluted EPS	Rate

GAAP results before tax adjustments	$7,571	$2,536	$5,035	$0.23	33.5%
Release of India valuation allowance (a)	—	(2,025)	2,025	0.09
Disqualifying dispositions of incentive stock options (b)	—	(106)	106	—

GAAP results- reported	$7,571	$405	$7,166	$0.32	5.4%

Adjusted results before tax adjustments	$10,419	$3,490	$6,929	$0.31	33.5%
Release of India valuation allowance (a)	—	(2,025)	2,025	0.09

Adjusted results- reported	$10,419	$1,465	$8,954	$0.41	14.1%

(a)	Our subsidiary in India had a tax holiday under Software Technology Park of India Plan through March 2011. Late in the first quarter of 2011, the tax authorities in India announced that the tax holiday would not be extended. This decision eliminated uncertainty as to our ability to realize a tax credit carry-forward and other deferred tax assets. Therefore, we released the corresponding valuation allowance of approximately $2.0 million.

(b)	The adjustment represents a tax benefit from disqualifying dispositions of incentive stock options that were previously expensed.
8.	Beginning in 2011, to be consistent with other companies in the software industry, we began to report adjusted results excluding all equity-based compensation. Historically, our adjusted results did not exclude restricted stock expense. See note 1 above for the other reconciling items between our GAAP and adjusted results. The impact of restricted stock expense on our GAAP and Adjusted Results is as follows (in thousands except per share amounts):

	2007					2008
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year

Cost of services	$38	$40	$42	$42	$162	$81	$79	$84	$81	$325
Sales and marketing	134	149	131	152	566	231	235	244	244	954
Research and development	57	60	65	63	245	117	117	120	120	474
General and administrative	220	206	322	204	952	377	424	432	420	1,653

Total restricted stock expense	$449	$455	$560	$461	$1,925	$806	$855	$880	$865	$3,406
Income tax provision	159	162	199	163	683	280	297	306	301	1,184

Net income	$290	$293	$361	$298	$1,242	$526	$558	$574	$564	$2,222

Diluted earnings per share	$0.01	$0.01	$0.01	$0.01	$0.05	$0.02	$0.02	$0.02	$0.02	$0.09

MANHATTAN ASSOCIATES, INC.
SUPPLEMENTAL INFORMATION

	2009					2010
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year

Cost of services	$98	$106	$108	$107	$419	$198	$240	$242	$236	$916
Sales and marketing	267	146	254	258	925	378	438	442	449	1,707
Research and development	134	42	125	125	426	206	250	262	269	987
General and administrative	420	395	438	446	1,699	625	673	821	899	3,018

Total restricted stock expense	$919	$689	$925	$936	$3,469	$1,407	$1,601	$1,767	$1,853	$6,628
Income tax provision	308	215	300	382	1,205	485	553	609	652	2,299

Net income	$611	$474	$625	$554	$2,264	$922	$1,048	$1,158	$1,201	$4,329

Diluted earnings per share	$0.03	$0.02	$0.03	$0.02	$0.10	$0.04	$0.05	$0.05	$0.05	$0.19
9.	Total equity-based compensation is as follows (in thousands except per share amounts):

	2010					2011
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year	1st Qtr

Stock options	$1,178	$901	$853	$860	$3,792	$512
Restricted stock	1,407	1,601	1,767	1,853	6,628	1,897

Total equity-based compensation	2,585	2,502	2,620	2,713	10,420	2,409
Income tax provision	892	863	904	955	3,614	807

Net income	$1,693	$1,639	$1,716	$1,758	$6,806	$1,602

Diluted earnings per share	$0.08	$0.07	$0.08	$0.08	$0.30	$0.07

Diluted earnings per share — stock options	$0.03	$0.03	$0.03	$0.02	$0.11	$0.02
Diluted earnings per share — restricted stock	$0.04	$0.05	$0.05	$0.05	$0.19	$0.06
10.	Capital expenditures are as follows (in thousands):

	2010					2011
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year	1st Qtr

Capital expenditures	$1,177	$1,529	$1,625	$1,541	$5,872	$1,338

11.	Stock Repurchase Activity (in thousands):

	2010					2011
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year	1st Qtr

Shares purchased under publicly-announced buy-back program	595	869	573	680	2,717	826
Shares withheld for taxes due upon vesting of restricted stock	39	3	3	4	49	65

Total shares purchased	634	872	576	684	2,766	891

Total cash paid for shares purchased under publicly-announced buy-back program	$15,000	$25,000	$15,446	$21,023	$76,469	$25,621
Total cash paid for shares withheld for taxes due upon vesting of restricted stock	938	84	94	119	1,235	1,960

Total cash paid for shares repurchased	$15,938	$25,084	$15,540	$21,142	$77,704	$27,581